CONSOLIDATED STATEMENTS OF ASSETS AND LIABILITIES (Parentheticals) - USD ($) $ in Millions	Dec. 31, 2015	Dec. 31, 2014
Real estate properties at cost	$ 12,289.0	$ 11,309.0
Real estate joint ventures and limited partnerships at cost	3,171.4	2,583.5
Real estate related marketable securities at cost	859.5	1,400.2
Other marketable securities at cost	4,207.7	3,831.1
Loan Receivable at cost	100.0
Cost of total investments	20,627.6	19,123.8
Principal outstanding on mortgage loans payable	$ 1,763.7	$ 2,337.5